PGIM Jennison International Opportunities ETF
Ticker Symbol: PJIO	Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS  |  December 11, 2023
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the Fund online at www.pgim.com/investments. You can also get this information at no cost by calling 1-888-247-8090 or by sending an e-mail to: prospectus@pgim.com. The Fund's Prospectus and SAI, both dated December 11, 2023, as supplemented and amended from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term growth of capital.
FUND FEES AND EXPENSES
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The management agreement between PGIM ETF Trust (the “Trust”) and PGIM Investments LLC (“PGIM Investments”) (the “Management Agreement”) provides that PGIM Investments will pay all operating expenses of the Fund, except for certain expenses, including but not limited to, interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), and acquired fund fees and expenses. For more information on the fee structure pertaining to the Management Agreement please refer to the Fund’s Statement of Additional Information.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.90%
Distribution and service (12b-1) fees	None
Other expenses	None
Total annual Fund operating expenses	0.90%
Example.  The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. It assumes that you invest $10,000 in the Fund for the time periods indicated. It assumes a 5% return on your investment each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower.
Number of Years You Own Shares	1 Year	3 Years
	$92	$287
Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund is newly offered; therefore, it does not have a turnover rate for the most recent fiscal year.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
Under normal market conditions, the Fund invests a majority of its net assets in equity and equity-related securities of non-U.S. companies located in various countries outside the U.S., including non-U.S. issuers located in emerging markets (identified by the subadviser as countries classified by MSCI as emerging and frontier markets). The subadviser uses a combination of fundamental research and systematic portfolio construction. The Fund is an actively managed exchange-traded fund (“ETF”) and, thus, does not seek to replicate the performance of a specified index. The Fund can invest without limit in foreign securities, typically invests in a number of different countries, and may invest a significant portion of its assets in companies located in emerging markets. The Fund may invest in American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and similar securities. Because the Fund may invest a large portion of its assets in a single country (for example, China) or region of the world, the Fund’s investments may be geographically

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concentrated relative to broad diversified indexes of international stocks. The Fund may invest in securities of issuers of any market capitalization size.
Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, ETFs, securities of real estate investment trusts (“REITs”) and income and royalty trusts, structured securities including participation notes (“P-Notes”), structured notes (“S-Notes”) and low exercise price warrants (“LEPWs”) or other similar securities and ADRs and other similar receipts or shares, in both listed and unlisted form.
The Fund seeks to invest in companies in the early stages of accelerating growth, with attributes such as sustainable competitive advantages, the ability to execute a business strategy, and an appropriate valuation. The subadviser may eliminate or reduce the Fund’s investment in a portfolio holding due to an unfavorable change in that portfolio holding’s fundamentals, such as a weakening financial or competitive position or a significant change in management or governance issues. The emergence of what is believed to be a more attractive portfolio candidate may also lead to eliminating or reducing the weight of a position in the Fund.
The subadviser employs a systematic portfolio construction process that seeks to manage overall investment risk exposures and characteristics in order to manage liquidity considerations and maintain consistency with the Fund’s objective.
The Fund is “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means it can invest a greater percentage of its assets in fewer issuers than a “diversified” fund.
Principal Risks.  All investments have risks to some degree. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day-to-day and over time.
You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.
An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund.
The order of the below risk factors does not indicate the significance of any particular risk factor.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in “How to Buy and Sell Shares of the Fund” in the Fund’s Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these Authorized Participants exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to net asset value (“NAV”), may trade at larger spreads, and possibly face trading halts and/or delisting.
Cash Transactions Risk. Unlike ETFs that engage almost exclusively in creations and redemptions in exchange for a basket of portfolio securities (an “in-kind” transaction), the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. Investments in shares of the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Country Risk. Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.
Currency Risk. The Fund's net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.
The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity and Equity-Related Securities Risk. Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
ETF Shares Trading Risk. Fund shares are listed for trading on an exchange (the “Exchange”) and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund's NAV, the intraday value of the Fund's holdings and supply and demand for shares of the Fund. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund's portfolio investments.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund's shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund's holdings.
Cost of Buying or Selling Shares. When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund's shares varies over time based on the Fund's trading volume, the spread of the Fund's underlying securities, and market liquidity and may increase if the Fund's trading volume or market liquidity decreases, or if the spread on the Fund's underlying securities increases.
No Guarantee of Active Trading Market Risk. While shares of the Fund are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Fund's shares does not maintain a secondary market in the shares.
Foreign Securities Risk. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Fund's investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.
Geographic Concentration Risk. The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.
Growth Style Risk. The Fund's growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other ETFs.
Investments in China Risk. Investments in China subject the Fund to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China's or the region's security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund's investments. Export growth continues to be a major driver of China's rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy or the Fund. For example, a series of executive orders issued between November 2020 and June 2021 prohibit the Fund from investing in certain companies identified by the U.S. government as “Chinese Military Industrial Complex Companies.” The restrictions in these executive orders may force the subadviser to sell certain positions and may restrict the Fund from future investments the subadviser deems otherwise attractive.
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
Management Risk. Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser's judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund's benchmark and other funds with similar investment objectives.
Market Capitalization Risk. The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.
Market Disruption and Geopolitical Risks. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).
The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
New/Small Fund Risk. The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.
Non-Diversified Investment Company Risk. The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.
Performance. The Fund has not been in operation for a full calendar year, and hence has no past performance data to present. Once the Fund has a performance record of at least one calendar year, the Fund’s performance will be included in its Prospectus. Updated Fund performance information, including current net asset value, is available online at www.pgim.com/investments.
MANAGEMENT OF THE FUND
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Mark B. Baribeau, CFA	Managing Director	December 2023
		Thomas F. Davis	Managing Director	December 2023
		Jason T. McManus	Managing Director	December 2023
BUYING AND SELLING FUND SHARES
Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries at market prices and are not individually redeemable by the ETF. Shares of the Fund are listed for trading on the Exchange, and because the shares of the Fund trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a “premium”) or less than NAV (a “discount”). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares of the Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”).
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), PGIM or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Notes

Notes

By Mail:	PGIM Investments LLC, 655 Broad Street, Newark NJ 07102
By Telephone:	(888) 247-8090 or (973) 802-2093 (outside the US)
On the Internet:	www.pgim.com/investments
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